                                                                  Exhibit 10.2.3

                                   GUARANTY
                                   --------

GUARANTY dated as of December 5, 2000 (this "Guaranty") from CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (the "Guarantor"), in favor of FIRST UNION DEVELOPMENT CORPORATION, a North Carolina corporation (the "Lessor"); the various financial institutions and other institutional investors
 ------
which are parties to the Participation Agreement (as defined below) from time to time as purchasers of Tranche A Notes (subject to the definition of Tranche A Note Purchasers in Appendix A to the Participation Agreement, individually, a
                   ----------
"Tranche A Note Purchaser" and collectively, the "Tranche A Note Purchasers");
 ------------------------                         -------------------------
the various banks and other lending institutions which are parties to the Participation Agreement from time to time as Tranche B Lenders (subject to the definition of Tranche B Lenders in Appendix A to the Participation Agreement,
                                   ----------
individually, a "Tranche B Lender" and collectively, the "Tranche B Lenders")
                 ----------------                         -----------------
(each Tranche A Note Purchaser and each Tranche B Lender may be referred to individually as a "Primary Financing Party" and collectively as the "Primary
                   -----------------------                           -------
Financing Parties"); FIRST UNION NATIONAL BANK, a national banking association,
-----------------
as the agent for the Primary Financing Parties and, respecting the Security Documents, as the agent for the Secured Parties (in such capacity, the "Agent");
                                                                        -----
and FIRST UNION NATIONAL BANK, as the escrow agent (the "Escrow Agent"). The
                                                         ------------
Lessor, the Primary Financing Parties, the Agent and the Escrow Agent may be referred to herein as the "Financing Parties."
                           -----------------

     Reference is made to that certain Participation Agreement dated as of December 5, 2000 (the "Participation Agreement"), among Capital One, F.S.B. and
                       -----------------------
Capital One Bank, jointly and severally as the construction agent and the lessee (the "Lessee"), the Guarantor, the Lessor, the Primary Financing Parties, the
      ------
Agent and the Escrow Agent. Capitalized terms used in this Guaranty but not otherwise defined shall have the meanings given to such terms in Appendix A to
                                                                 ----------
the Participation Agreement.  The rules of usage as set forth in Appendix A to
                                                                 ----------
the Participation Agreement shall apply to this Guaranty.

                             PRELIMINARY STATEMENT

     WHEREAS, Lessee wishes to enter into the transactions contemplated by the Participation Agreement, the Lease and the other Operative Agreements relating to the Property;

     WHEREAS, the Guarantor owns all of the outstanding capital stock of Capital One, F.S.B. and Capital One Bank, other than directors' qualifying shares;

     WHEREAS, it is a condition precedent to the obligations of the Financing Parties to consummate the transactions contemplated by the Participation Agreement, the Lease and the other Operative Agreements that the Guarantor execute and deliver this Guaranty; and

     NOW THEREFORE, in order to induce the Financing Parties to enter into the Operative Agreements, the Guarantor hereby agrees with the Financing Parties as follows:

1.   THE GUARANTY.

1.1  Guaranty of Payment and Performance.
     -----------------------------------

Subject to Section 1.7, the Guarantor hereby absolutely, unconditionally and irrevocably guarantees to each Financing Party the prompt payment and performance of the Company Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise, including without limitation, rent or interest accruing following the filing of any bankruptcy or receivership action) or when such is otherwise to be performed; provided, notwithstanding the foregoing, that the obligations of the Guarantor
--------
under this Section 1 shall not constitute a direct guaranty of the indebtedness of the Lessor evidenced by the Notes but rather a guaranty of the Company Obligations arising under the Operative Agreements. This Section 1 is a guaranty of payment and performance and not of collection and is a continuing guaranty and shall apply to all Company Obligations whenever arising. All rights granted to the Financing Parties under this Section 1 shall be subject to the provisions of Section 8.6 of the Participation Agreement.

1.2  Obligations Unconditional.
     -------------------------

     The Guarantor agrees that the obligations of the Guarantor hereunder are absolute, unconditional and irrevocable, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Operative Agreements, or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guarantee of or security for any of the Company Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety, guarantor or co-obligor, it being the intent of this Section 1.2 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances. The Guarantor agrees that this Section 1 may be enforced by the Financing Parties without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes or any other of the Operative Agreements or any collateral, if any, hereafter securing the Company Obligations or otherwise and the Guarantor hereby waives the right to require the Financing Parties to proceed against the Construction Agent, the Lessee or any other Person (including without limitation a co-guarantor) or to require the Financing Parties to pursue any other remedy or enforce any other right. The Guarantor further agrees that it hereby waives any and all right of subrogation, indemnity, reimbursement or contribution against the Lessee and the Construction Agent or any other co-guarantor of the Company Obligations for amounts paid under this Section 1 until such time as the Financing, accrued but unpaid interest, and all other amounts owing under the Operative Agreements have been paid in full and the Tranche B Commitments are terminated. Without limiting the generality of the waiver provisions of this Section 1, the Guarantor hereby waives any rights to require the Financing Parties to proceed against the Construction Agent, the Lessee, any co-guarantor or any Collateral or to require Lessor, the Agent or any other Financing Party to pursue any other remedy or enforce any other right, including without limitation, any and all rights under N.C. Gen. Stat. (S) 26-7 through 26-9. The Guarantor further agrees that nothing contained herein shall prevent the Financing Parties from suing on any Operative Agreement or foreclosing any security interest in or Lien on any collateral, if any, securing the Company Obligations or from exercising any other rights available to it under any Operative Agreement, or any other instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of the Guarantor's obligations hereunder; it being the purpose and intent of the Guarantor that its obligations hereunder shall be absolute, independent and unconditional under any and all circumstances; provided that any
                                                               --------
amounts due under this Section 1 which are paid to or for the benefit of any Financing Party shall reduce the Company Obligations by a corresponding amount (unless required to be rescinded at a later date). Neither the Guarantor's obligations under this Section 1 nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Construction Agent, the Lessee or any other Person (including without limitation a co-guarantor) or by reason of the bankruptcy or insolvency of the Construction Agent or the Lessee or any other Person (including without limitation a co-guarantor) or by reason of the disallowance, under Section 502 of the Bankruptcy Code or under any analogous provision of any other applicable Law, of all or any portion of the Company Obligations. The Guarantor hereby waives the application of Section 502(b)(6) of the Bankruptcy Code or any other analogous provision of any other applicable Law. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Company Obligations and notice of or proof of reliance by any Financing Party upon this Section 1 or acceptance of this Section 1. The Company Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Section 1. All dealings between the Construction Agent, the Lessee, any co-guarantor and the Guarantor, on the one hand, and the Financing Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this
Section 1.

1.3  Modifications.
     -------------

     The Guarantor agrees that (a) all or any part of the security now or hereafter held for the Company Obligations, if any, may be exchanged, compromised or surrendered from time to time; (b) no Financing Party shall have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held, if any, for the Company Obligations or the properties subject thereto; (c) the time or place of payment of the Company Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Construction Agent, the Lessee and any other party (including any co-guarantor) liable for payment under the Operative Agreements may be granted indulgences generally; (e) any of the provisions of the Notes or any of the other Operative Agreements may be modified, amended or waived; (f) any party (including any co-guarantor) liable for the payment thereof may be granted indulgences or be released; and (g) any deposit balance for the credit of the Construction Agent, the Lessee or any other party (including any co-guarantor) liable for the payment of the Company Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Company Obligations, all without notice to or further assent by the Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

1.4  Waiver of Rights.
     ----------------

     The Guarantor expressly waives to the fullest extent permitted by applicable law: (a) notice of acceptance of this Section 1 by any Financing Party and of all extensions of credit or other Advances to the Construction Agent and the Lessee by the Primary Financing Parties pursuant to the terms of the Operative Agreements; (b) presentment and demand for payment or performance of any of the Company Obligations; (c) protest and notice of dishonor or of default with respect to the Company Obligations or with respect to any security therefor; (d) notice of any Financing Party obtaining, amending, substituting for, releasing, waiving or modifying any security interest, lien or encumbrance, if any, hereafter securing the Company Obligations, or any Financing Party's subordinating, compromising, discharging or releasing such security interests, liens or encumbrances, if any; and (e) all other notices to which the Guarantor might otherwise be entitled. Notwithstanding anything to the contrary herein, the Guarantor's payments hereunder shall be due three (3) Business Days after written demand by the Lessor or Agent for such payment (unless the Company Obligations are automatically accelerated pursuant to the applicable provisions of the Operative Agreements in which case the Guarantor's payments shall be automatically due).

1.5  Reinstatement.
     -------------

     The obligations of the Guarantor under this Section 1 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Company Obligations is rescinded or must be otherwise restored by any Financing Party or any holder of any of the Company Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantor agrees that it will indemnify each Financing Party on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by any Financing Party in connection with such rescission or restoration, including without limitation any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

1.6  Remedies.
     --------

     The Guarantor agrees that, as between the Guarantor on the one hand and each Financing Party on the other hand, the Company Obligations may be declared to be forthwith due and payable as provided in the applicable provisions of the Operative Agreements (and shall be deemed to have become automatically due and payable in the circumstances provided therein) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Company Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Company Obligations being deemed to have become automatically due and payable), such Company Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantor in accordance with the applicable provisions of the Operative Agreements.

1.7  Limitation of Guaranty.
     ----------------------

     Notwithstanding any provision to the contrary contained herein or in any of the other Operative Agreements, to the extent the obligations of the Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including without limitation because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of the Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including without limitation the Bankruptcy Code).

     Subject to Section 1.5, upon the satisfaction of the Company Obligations in full, regardless of the source of payment, the Guarantor's obligations hereunder shall be deemed satisfied, discharged and terminated other than indemnifications set forth herein that expressly survive.

1.8  Payment of Amounts to the Agent.
     -------------------------------

     Each Financing Party hereby instructs the Guarantor, and the Guarantor hereby acknowledges and agrees, that until such time as the Financing is paid in full, the Tranche B Commitments are terminated and the Liens evidenced by the Security Agreement and the Mortgage Instruments have been released, any and all Company Obligations, Rent (excluding Excepted Payments which shall be payable to the Lessor or any other Person as appropriate) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person by any Credit Party shall be paid directly to the Agent (excluding Excepted Payments which shall be payable to Lessor or any other Person as appropriate) or as the Agent may direct from time to time for allocation and distribution in accordance with the procedures set forth in Section 8.7 of the Participation Agreement.


2.   REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR.

     The Guarantor represents and warrants to the Financing Parties that:

2.1. Organization; Power and Authority.
     ---------------------------------

     Guarantor and each of its Subsidiaries: (a) is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could (either individually or in the aggregate) have a Material Adverse Effect.

2.2. Authorization, etc.
     -------------------

     Guarantor has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations under each of the Operative Agreements to which it is a party and to consummate the transactions contemplated thereby; the execution, delivery and performance by Guarantor of each of the Operative Agreements to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on its part (including, without limitation, any required shareholder approvals); and this Guaranty and each of the other Operative Agreements to which it is a party have been duly and validly executed and delivered by Guarantor and constitute its legal, valid and binding obligations, enforceable against Guarantor in accordance with its terms, except as may be limited by (a) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.3. Compliance with Laws, Other Instruments, etc.
     --------------------------------------------

     None of the execution and delivery of this Guaranty and the other Operative Agreements to which Guarantor is a party, the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of Guarantor, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which Guarantor or any of its Subsidiaries is a party or by which any of them or any of their property is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, except for any such conflict, breach or default that, or consent that if not obtained, could not (either individually or in the aggregate) have a Material Adverse Effect and could not subject any Financing Party to liability.

2.4. Governmental Authorizations, etc.
     --------------------------------

     No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange, are necessary for the execution, delivery or performance by Guarantor of this Guaranty or any of the other Operative Agreements to which Guarantor is a party or for the consummation of any the transactions contemplated hereby or thereby or for the legality, validity or enforceability hereof or thereof.

2.5  Taxes.
     -----

     Guarantor and its Subsidiaries are members of an affiliated group of corporations filing consolidated returns for Federal income tax purposes, of which Guarantor is the "common parent" (within the meaning of Section 1504 of the Code) of such group. Guarantor and its Subsidiaries have filed all Federal income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by Guarantor or any of its Subsidiaries. The charges, accruals and reserves on the books of Guarantor and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of Guarantor, adequate and are in accordance and in conformity with GAAP. Neither Guarantor nor any member of the affiliated group has given or been requested to give a waiver of the statute of limitations relating to the payment of any Federal, state, local and foreign taxes or other impositions.

2.6  Litigation.
     ----------

     Except as set forth on EXHIBIT K to the Participation Agreement, there are
                            ---------
no actions, suits or proceedings pending or, to the Guarantor's knowledge, threatened against the Guarantor in any court or before any Governmental Authority (nor shall any order, judgment or decree have been issued or, to the knowledge of the Guarantor, proposed to be issued by any Governmental Authority against the Guarantor to set aside, restrain, enjoin or prevent the full performance of any Operative Agreement or any transaction contemplated thereby) that (i) concern the Property or the Guarantor's interest therein, (ii) question the validity or enforceability of any Operative Agreement to which the Guarantor is a party or the overall transaction described in the Operative Agreements to which the Guarantor is a party or (iii) have or could reasonably be expected to have a Material Adverse Effect (but only as of the Closing Date with respect to a Material Adverse Effect of the type referred to in clause (a) of the definition thereof).


3.   DEFINITIONS, ETC.

3.1. Accounting Terms.
     ----------------

     All accounting terms not specifically defined herein shall have the meanings given to them in accordance with GAAP.

3.2. Headings and References.
     -----------------------

     Section and other headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Guaranty. Unless otherwise provided, references to Sections, Schedules, and Exhibits shall be deemed references to Sections, Schedules and Exhibits of this Guaranty.

4.   MISCELLANEOUS.

4.1. Expenses, Etc.
     -------------

     The Guarantor shall pay, or cause to be paid, upon demand, any Financing Party's reasonable attorneys' and collection fees and all other costs and expenses which may be incurred by any Financing Party in any suit or other effort to enforce the Company Obligations, this Guaranty or both, by legal proceedings or through any bankruptcy court, or otherwise. If the Guarantor fails to pay any amount hereunder when due, the Guarantor shall pay interest, on demand, on such amount at the Overdue Rate accrued from the date of such demand to the date on which all such amounts due have been paid in full.

4.2. Severability.
     ------------

     The Financing Parties are relying and are entitled to rely upon each and all of the provisions of this Guaranty; and accordingly, if any provision or provisions of this Guaranty should be held to be invalid, inapplicable, illegal, unenforceable or ineffective, then all other provisions shall continue in full force and effect and this Guaranty shall be construed as if such invalid, inapplicable, illegal, unenforceable or ineffective provision has never been contained herein.

4.3. Notices.
     -------

     All notifications, notices, demands, requests and other communications herein provided for or made pursuant hereto shall be in writing and delivered in accordance with Section 12.2 of the Participation Agreement.

4.4. Successors and Assigns.
     ----------------------

     Wherever the term "Lessor" or the term "Lessee" is used herein, those terms shall mean, in addition to the parties described above, any assignees or successors of either permitted by the Lease if, and to the extent, such assignee or successor has properly been assigned, or succeeded to the rights and obligations of the party in question. This Guaranty shall be binding upon the Guarantor and its permitted successors and assigns and shall inure to the benefit of the Financing Parties and their respective successors and assigns.

4.5. Amendments; No Waiver.
     ---------------------

     No provision of this Guaranty can be changed, waived, discharged or terminated except by an instrument in writing signed by the Guarantor, and consented to in writing by the Majority Tranche A Note Purchasers, expressly referring to the provision of this Guaranty to which such instrument relates. No such waiver effected in accordance with this Section 4.5 shall extend to, affect or impair any right with respect to the Company Obligations which is not expressly dealt with therein. No course of dealing or delay or omission on the part of any Financing Party exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.

4.6. Governing Law.
     -------------

     THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

4.7. Submission to Jurisdiction; Venue.
     ---------------------------------

     THE PROVISIONS OF SECTION 12.7 OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.
        ----------------

4.8. Effectiveness.
     -------------

     All representations, warranties and covenants in this Guaranty shall become effective at the time of the delivery hereof on the Closing Date.


        [The remainder of this page has been left blank intentionally.]

     IN WITNESS WHEREOF, this Guaranty has been duly executed as of the date first above written.


                                             CAPITAL ONE FINANCIAL CORPORATION



                                             By_________________________________
                                               Title: